INCOME TAXES (10-Q)	9 Months Ended	12 Months Ended
	Sep. 29, 2012	Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES (10-Q) [Text Block]
9. INCOME TAXES

Effective tax rate and debt transactions

Income taxes for interim periods have been included in the accompanying condensed consolidated financial statements on the basis of an estimated annual effective tax rate. In addition to the tax resulting from applying the estimated annual effective tax rate to pre-tax income (loss), the Company included certain items treated as discrete events to arrive at an estimated effective tax rate. For the nine months ended September 29, 2012, the Company's estimated effective income tax rate was approximately 7.0%, which varied from the statutory rate primarily due to state income tax expense, valuation allowance, tax contingencies, and foreign income taxes. The tax expense of approximately $1.6 million is primarily state income tax expense for the nine months ended September 29, 2012.

On February 16, 2012, Ply Gem issued an additional $40.0 million aggregate principal amount of 8.25% Senior Secured Notes in a private placement transaction. The notes will mature on February 15, 2018 and are secured by substantially all assets of Ply Gem Industries and the Guarantors. The Senior Tack-on Notes were issued at a discount yielding net proceeds of approximately $34.0 million, prior to debt issuance costs. As a result of the discount, the Senior Tack-on Notes are subject to the Applicable High Yield Discount Obligation ("AHYDO") rules. Consequently, no portion of the original issue discount (OID) will be deductible for income tax purposes in the future.

Valuation allowance

As of September 29, 2012, a full valuation allowance has been provided against certain deferred tax assets as it is presently deemed more likely than not that the benefit of such net tax assets will not be utilized. Due to recent cumulative losses incurred by the Company, management did not rely upon projections of future taxable income in assessing the recoverability of deferred tax assets. The Company currently has book goodwill of approximately $18.7 million that is not amortized, which results in a deferred tax liability of approximately $4.4 million at September 29, 2012. Therefore, the reversal of deferred tax liabilities related to this goodwill is not considered a source of future taxable income in assessing the realization of its deferred tax assets. The Company continues to evaluate its ability to realize the net deferred tax assets and its estimates are subject to change.

Tax uncertainties

Despite the Company's belief that its tax return positions are consistent with applicable tax laws, the Company believes that certain positions could be challenged by taxing authorities. The Company's tax reserves reflect the difference between the tax benefit claimed on tax returns and the amount recognized in the consolidated financial statements. These reserves have been established based on management's assessment as to potential exposure attributable to permanent differences and interest applicable to both permanent and temporary differences. The tax reserves are reviewed periodically and adjusted in light of changing facts and circumstances, such as progress of tax audits, lapse of applicable statutes of limitations and changes in tax law. The Company's state income tax returns are currently under examination by various state taxing authorities. During the nine months ended September 29, 2012, the Company increased its tax contingency reserve by approximately $0.4 million which includes an increase to the contingency reserve for recent ongoing state income tax audits of approximately $1.0 million offset by the reversal of state income tax reserves due to the lapse of statutes of approximately $0.6 million. During the nine months ended October 1, 2011, the Company reversed approximately $6.6 million of tax contingency reserves due to the closing of a federal income tax audit. The reversal was primarily offset with an increase to the valuation allowance.

Other

As of September 29, 2012, the Company has not established U.S. deferred taxes on approximately $22.3 million of unremitted earnings of the Company's foreign subsidiary, Ply Gem Canada. As of September 29, 2012, these earnings are intended to be indefinitely reinvested; as such, it is not appropriate to calculate the estimated deferred tax liability on these indefinitely reinvested earnings. In the future, the Company may decide not to indefinitely reinvest these earnings at which time the Company would record the related deferred tax liabilities which could be significant.

On December 23, 2011, the U.S. Treasury Department issued comprehensive temporary and proposed regulations addressing the treatment of expenditures related to tangible property for tax purposes. The Company has begun to evaluate the changes necessary to comply with the regulations and the related administrative procedures and is not currently aware of any adjustments that would be material to the Company's consolidated financial statements.

10.   INCOME TAXES

The following is a summary of the components of earnings (loss) before provision (benefit) for income taxes:

	For the year ended December 31,
(Amounts in thousands)	2011	2010	2009

Domestic	$(86,538)	$23,927	$(101,378)
Foreign	2,714	8,767	6,660
	$(83,824)	$32,694	$(94,718)

The following is a summary of the provision (benefit) for income taxes included in the accompanying consolidated statement of operations:

	For the year ended December 31,
(Amounts in thousands)	2011	2010	2009

Federal:
Current	$(6,617)	$83	$(5,176)
Deferred	6,640	1,331	(17,825)
	23	1,414	(23,001)
State:
Current	$654	$1,526	$1,827
Deferred	(847)	(350)	1,149
	(193)	1,176	2,976
Foreign:
Current	$353	$1,815	$1,433
Deferred	500	622	626
	853	2,437	2,059

Total	$683	$5,027	$(17,966)

               The table that follows reconciles the federal statutory income tax rate to the effective tax rate of approximately 0.8% for the year ended December 31, 2011, 15.4% for the year ended December 31, 2010, and 18.9% for the year ended December 31, 2009.

	For the year ended December 31,
(Amounts in thousands)	2011	2010	2009

Income tax provision (benefit)
at the federal statutory rate	$(29,338)	$11,443	$(33,151)

Net change from statutory rate:
Valuation allowance	38,939	(28,692)	35,890
Federal impact of cancellation of debt income	-	17,667	(17,603)
State impact of cancellation of debt income	-	2,646	(1,187)
Federal net operating loss adjustment	-	2,581	-
State income tax benefit, net of federal income
tax benefit and goodwill impairment in 2009	(1,936)	(766)	(3,293)
Taxes at non U.S. statutory rate	76	(153)	89
Additional provisions/reversals of uncertain
tax positions	(6,287)	342	1,114
Canadian rate differential	(254)	(592)	(361)
Other, net	(517)	551	536
	$683	$5,027	$(17,966)

               The tax effect of temporary differences, which gave rise to significant portions of deferred income tax assets and liabilities as of December 31, 2011 and 2010 are as follows:

(Amounts in thousands)	December 31, 2011	December 31, 2010
Deferred tax assets:
Accounts receivable	$1,397	$2,028
Insurance reserves	1,832	2,290
Warranty reserves	11,668	12,280
Pension accrual	6,413	4,407
Deferred compensation	683	121
Inventories	3,100	3,407
Plant closure/relocations	-	407
Original issue discount - cancellation of indebtedness	-	2,499
Federal, net operating loss carry-forwards	76,789	48,251
State net operating loss carry-forwards	11,380	8,579
Interest	4,636	4,650
Other assets, net	5,172	5,307
Valuation allowance	(49,780)	(8,279)
Total deferred tax assets	73,290	85,947
Deferred tax liabilities:
Property and equipment, net	(17,517)	(18,893)
Intangible assets, net	(39,912)	(47,158)
Deferred financing	(14,995)	(4,327)
Cancellation of debt income	-	(9,920)
Other liabilities, net	(1,935)	(1,764)
Total deferred tax liabilities	(74,359)	(82,062)
Net deferred tax asset (liability)	$(1,069)	$3,885

Cancellation of indebtedness

Affiliates of Ply Gem Prime's controlling stockholders purchased approximately $281.4 million of the Company's 9% Senior Subordinated Notes during the year ended December 31, 2009.  The cumulative affiliate purchases were made at amounts below the $281.4 million face value of the 9% Senior Subordinated Notes.  The Company determined that approximately $121.5 million would be considered cancellation of indebtedness income ("CODI") for tax purposes.  The Company determined that it is eligible to reduce CODI by certain tax attributes including net operating loss carry-forwards for the year ended December 31, 2009.  The Company reduced certain tax attributes including net operating loss carryforwards ("NOLs") and tax basis in certain assets in lieu of recognizing approximately $121.5 million of CODI for income tax purposes during the year ended December 31, 2009.

During February 2010, approximately $218.8 million aggregate principal amount of 9% Senior Subordinated Notes held by affiliates of Ply Gem Prime's  controlling stockholders were transferred to Ply Gem Prime's controlling stockholders and ultimately to Ply Gem Prime in exchange for equity of Ply Gem Prime valued at approximately $114.9 million.  These notes were then transferred to the Company and then to Ply Gem Industries as a capital contribution and cancelled. Also during February 2010, Ply Gem Industries redeemed the remaining $141.2 million aggregate principal amount of outstanding 9% Senior Subordinated Notes (including approximately $62.5 million aggregate principal amount of the 9% Senior Subordinated Notes held by affiliates of Ply Gem Prime's controlling stockholders). As a result of these debt transactions, the Company realized $35.3 million of additional CODI for income tax purposes during the year ended December 31, 2010.

On February 17, 2009, President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the "Act"). Among its provisions, the Act permits certain taxpayers to elect to defer the taxation of CODI arising from certain repurchases, exchanges or modifications of their outstanding debt that occur during 2009 and 2010.  For debt acquired in 2009, the CODI can be deferred for five years and then included in taxable income ratably over the next five years.  The CODI deferral and inclusion periods for debt acquired during 2010 would be four years. If the CODI is deferred, the Company will also be required to defer the deduction of all or a substantial portion of any "original issue discount" ("OID") deductions.  The Company does not currently plan to utilize this deferral election for the 2010 CODI.

Valuation allowance

As of December 31, 2011, a federal valuation allowance has been provided against certain deferred tax assets as it is presently deemed more likely than not that the benefit of such net tax assets will not be utilized.  The Company considered the impact of reversing taxable temporary differences with regard to realization of deferred tax assets to determine the amount of valuation allowance for 2011.  Due to recent cumulative losses accumulated by the Company, management did not rely upon projections of future taxable income in assessing the recoverability of deferred tax assets.

During the year ended December 31, 2011, the Company's federal and state valuation allowance increased by approximately $40.2 million and $1.3 million, respectively.  The increase is primarily due to the current year taxable loss.  The Company currently has book goodwill of approximately $13.4 million that is not amortized and results in a deferred tax liability of approximately $3.5 million at December 31, 2011.  Therefore, the reversal of deferred tax liabilities related to this goodwill is not considered a source of future taxable income in assessing the realization of its deferred tax assets.  The Company continues to evaluate the realizability of its net deferred tax assets and its estimates are subject to change.

During the year ended December 31, 2010, the Company's federal and state valuation allowances decreased by approximately $27.3 million and $1.4 million, respectively, primarily due to the write-off of the deferred tax asset for original issue discount and the corresponding valuation allowance resulting from the January and February 2010 debt transactions.  The Company had book goodwill of approximately $13.4 million that is not amortized and results in a deferred tax liability of approximately $2.9 million at December 31, 2010.  Therefore, the reversal of deferred tax liabilities related to this goodwill is not considered a source of future taxable income in assessing the realization of its deferred tax assets.

Other tax considerations

During 2009, the Company filed an amended federal income tax return for the year ended December 31, 2005 in order to adjust its net operating loss limitations.  The Company recorded the resulting income tax benefit as an income tax receivable of approximately $4.1 million as of December 31, 2009, which was recorded in prepaid expenses and other current assets in the consolidated balance sheet as of December 31, 2009.  The Company collected the approximate $4.0 million federal tax receivable during 2010.

The Worker, Homeownership, and Business Assistance Act of 2009 provided for a five year carryback of net operating losses for either 2008 or 2009 losses. Additionally, the ninety percent limitation on the usage of alternative minimum tax net operating loss deductions was suspended during this extended carryback period. The Company filed an amended 2008 carryback claim in order to receive a refund of the alternative minimum tax paid for tax years 2005 through 2007 totaling approximately $1.1 million, which was recorded in prepaid expenses and other current assets in the consolidated balance sheet at December 31, 2009. During 2010, the Company collected the approximate $1.1 million carryback claim.

As of December 31, 2011, the Company has approximately $219.4 million of federal net operating loss carry-forwards which can be used to offset future taxable income.  These federal carry-forwards will begin to expire in 2028 if not utilized.  The Company has approximately $228.0 million of gross state NOL carry-forwards and $11.4 million (net of federal benefit) of deferred tax assets related to these state NOL carry-forwards which can be used to offset future state tax liabilities.  The Company has established a valuation allowance of approximately $7.3 million for the deferred tax asset associated with these state NOL carry-forwards.  The Company currently has no state NOL carry-forwards that are expiring.  Future tax planning strategies implemented by the Company could reduce or eliminate future NOL expiration.

   The Company has not provided United States income taxes or foreign withholding taxes on unremitted foreign earnings in Canada. Notwithstanding the provisions within the American Jobs Creation Act of 2004, the Company continues to consider these amounts to be permanently invested.  As of December 31, 2011, accumulated foreign earnings in Canada were approximately $21.6 million.

Tax uncertainties

The Company records reserves for certain tax uncertainties based on the likelihood of an unfavorable outcome.  Of this amount, approximately $3.5 million, if recognized, would have an impact on the Company's effective tax rate.  As of December 31, 2011, the reserve was approximately $3.5 million which includes interest of approximately $0.8 million.  As of December 31, 2010, the reserve was approximately $10.1 million which included interest of approximately $1.4 million.

The Company has elected to treat interest and penalties on uncertain tax positions as income tax expense in its consolidated statement of operations.  Interest charges have been recorded in the contingency reserve account within other long term liabilities in the consolidated balance sheet.

               The following is a rollforward of gross tax contingencies from January 1, 2010 through December 31, 2011.

Balance at January 1, 2010	$18,401
Additions based on tax positions related to current year	407
Additions for tax positions of prior years	54
Reductions for tax positions of prior years	-
Settlement or lapse of applicable statutes	(158)
Unrecognized tax benefits balance at December 31, 2010	18,704
Additions based on tax positions related to current year	274
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	-
Settlement or lapse of applicable statutes	(6,268)
Unrecognized tax benefits balance at December 31, 2011	$12,710

Unrecognized tax benefits are reversed as a discrete event if an examination of applicable tax returns is not begun by a federal or state tax authority within the statute of limitations or upon effective settlement with federal or state tax authorities.  During the year ended December 31, 2011, the Company reversed approximately $6.6 million of unrecognized tax benefits into income due to the expiration of the statute of limitations for the tax years ended December 31, 2005 through December 31, 2007 upon closing of a federal income tax audit for those years.  The Company's open tax years that are subject to federal examination are 2008 through 2011.

During the next 12 months, it is reasonably possible the Company may reverse $0.3 million of the tax contingency reserves primarily related to expiring statutes of limitations.